                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT


        We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

        Dated: February 14, 2001.



                         TCG HOLDINGS, L.L.C.

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director


                         TC GROUP, L.L.C.

                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director


                         TCG VENTURES, L.L.C.

                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                ------------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director


                         CARLYLE U.S. VENTURE PARTNERS, L.P.

                         By:    TCG Ventures, L.L.C., its General Partner
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director


                         CARLYLE VENTURE COINVESTMENT, L.L.C.
                         By:    TCG Ventures, L.L.C., its Managing Member
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director

                         TCG VENTURES, LTD.

                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                ------------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director



                         CARLYLE VENTURE PARTNERS, L.P.

                         By:    TCG Ventures, Ltd., its General Partner
                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director


                         C/S VENTURE INVESTORS, L.P.

                         By:    TCG Ventures, Ltd., its Managing General Partner
                         By:    TCG Ventures, L.L.C., its Sole Shareholder
                         By:    TC Group, L.L.C., its Sole Member
                         By:    TCG Holdings, L.L.C., its Managing Member

                         By:    /s/ Bruce E. Rosenblum
                                -----------------------
                         Name:  Bruce E. Rosenblum
                         Title: Managing Director